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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14C

PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant

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Preliminary Information Statement

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Confidential for use of the Commission Only

[as permitted by Rule 14c-5(d)(2)]

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Definitive Information Statement

HuntMountain Resources

(Name of Registrant as Specified in its Charter)

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SEC 733A  (3-06)

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HuntMountain Resources

1611 N. Molter Road, Suite 201

Liberty Lake, Washington 99019

Notice of Annual Meeting of Shareholders

To be Held on June 27, 2006

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of HuntMountain Resources, which will be held at 2:00 PM, Pacific Daylight Time on June 27, 2006, at 1611 N. Molter Road, Ste. 201, Liberty Lake, Washington.  The primary business of the meeting will be to:

•

Elect three (3) members to the Board of Directors for a one year term or until their respective successors are elected and qualified;

•

Transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on May 15, 2006, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us A Proxy.

HuntMountain Resources has experienced an exciting year of growth and development, and we are working hard to achieve greater success in the year ahead.  Thank you for taking part in this venture as an investor and shareholder, and we look forward to seeing you at the Shareholders Meeting on June 27, 2006.

Sincerely,

/s/ Tim Hunt

Tim Hunt, President

HuntMountain Resources

1611 North Molter Road, Suite 201

Liberty Lake, Washington 99019

_________________________________

 INFORMATION STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on June 27, 2006

INTRODUCTION

This Information Statement is being furnished by the Board of Directors of HuntMountain Resources, (the “Company”) to holders of shares of the Company’s $0.001 par value Common Stock (the “Common Stock”) in connection with the Annual Meeting of Shareholders of the Company to be held on June 27, 2006, and any postponements or adjournments thereof  (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Information Statement is first being mailed to the Shareholders on or about June 6, 2006.

Management is the record and beneficial owner of 24,750,898 shares (approximately 77.48%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the election of three directors to the Company’s Board of Directors, each to serve for a one year term or until their respective successors are elected and qualified.

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on May 15, 2006 as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 31,944,132 issued and outstanding shares of Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.

2.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting for directors.

3.

Principal Shareholders.  The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 1, 2006 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities.

Title of Class	Name & Address of Benefical Owner	Amount & Nature of Benefical Ownership	Percent of Class
Common	Hunt Family Limited Partnership	23,186,198 (1)	72.58%
Common	Tim Hunt	24,244,898 (2)	75.31%

(1)

Tim Hunt, who is President and Chairman of the Company, and his wife, Resa J. Hunt, are the general partners of Hunt Family Limited Partnership.

(2)

Of the 24,244,898 shares beneficially owned by Tim Hunt; 23,186,198 shares are owned by the Hunt Family Limited Partnership (HFLP); 300,000 shares are directly and jointly owned by Tim and Resa Hunt; 300,000 are indirectly owned by Zacharias Hunt, a dependent child of Tim and Resa Hunt.  Tim Hunt directly owns options to purchase 250,000 Common Shares.

Security Ownership of Management

The following table sets out as of May 1, 2006, the names and shareholdings of each director and executive officer of the Company, and the shareholdings of all directors and executive officers as a group. At such date, the number of issued and outstanding shares of common stock of the Company was 31,944,132 and there were an additional 690,000 shares that could potentially be issued within the next sixty days upon the exercise of vested stock options.

Amount and Nature of

Beneficial Ownership

Name of Person or Group                                          (all direct unless otherwise noted)             % of class (7)

Tim Hunt (1) (2) (3) (4)

23,944,898

74.38%

1611 N. Molter Road, Ste 201

Liberty Lake, WA  99019

William R. Green (5)

1,046,000

3.26%

905 W. Riverside, Ste. 311

Spokane, WA  99201

Eberhard A. Schmidt (5)

150,000

0.47%

Randal L. Hardy (6)

60,000

0.0%

1611 N. Molter Road, Ste 201

Liberty Lake, WA  99019

All executive officers and

directors as a group (5 persons)

25,200,898

77.22%

_________________________

(1)

includes 23,186,198 shares owned through the Hunt Family Limited Partnership (HFLP)

(2)

includes 300,000 shares issued upon the conversion of special warrants in August 2005

(3)

shares are jointly owned with Resa Hunt, Tim’s wife

(4)

includes 250,000 shares that could be issued upon exercise of options within 60 days

(5)

includes 150,000 shares that could be issued upon exercise of options within 60 days

(6)

includes 50,000 shares that could be issued upon exercise of options within 60 days

(7)

calculation for each person should assume the exercise of their options or warrants though not the exercise of options or warrants held by others.

There are no arrangements known to the Company, the operation of which may at a subsequent time result in the change of control of the Company.

4. Required Approvals.  By unanimous consent the Board of Directors of the Company has adopted resolutions (1) to nominate Tim Hunt, William R. Green, and Eberhard A. Schmidt to the board of directors of the Company to serve for a one-year term or until their respective successors are elected and have qualified; and (2) recommending that the Company’s Shareholders vote to approve the slate of nominees to the Board of Directors submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the three (3) nominees receiving the highest total votes.

5. Dissenters’ Rights.  There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

MARKET PRICE OF COMMON EQUITY

The Common Stock of the Company is traded in the over the counter market on the NASD Bulletin Board under the symbol “HNTM”.  The shares were listed for trading during the third quarter of 2005.  From 2002 until that time, the shares had been traded in the over the counter market on the NASD Bulletin Board under the symbol “MMLC”.  The following table shows the high and low closing sales prices for the Common Stock for each quarter since January 1, 2004.  The quote data was obtained through Quotemedia.com. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2004

High Closing

Low Closing

  First Quarter

.10

.03

  Second Quarter

.08

.045

  Third Quarter

.05

.04

  Fourth Quarter

.12

.04

2005

  First Quarter

.16

.09

  Second Quarter

.40

.20

  Third Quarter

.43

.31

  Fourth Quarter

.32

.23

2006

  First Quarter

.42

.20

  Second Quarter to April 28

.47

.38

Holders

As of May 15, 2006 there were approximately 1,546 shareholders of record of the Company’s Common Stock.

Dividends

The Company has never paid any dividends and does not anticipate the payment of dividends in the foreseeable future.

EXECUTIVE OFFICERS AND DIRECTORS

The following information is provided as of the date of this memorandum with respect to each executive officer and director of the Company:

Name (age)

Position

Length of Service

Tim Hunt (53)

President and Director

2005

William R. Green (67)

Director

1993

Eberhard A. Schmidt (69)

Director

2005

Randal L. Hardy (45)

Chief Financial Officer

2005

Matthew J. Hughes (45)

Vice-President of Exploration

2005

Tim Hunt is a general partner of HFLP and is the founder and president of Spokane, Washington-based Huntwood Industries, the largest building products manufacturer in Eastern Washington with over 800 employees. Mr. Hunt has significant experience in raising capital and negotiating private equity placements for numerous companies

William R. Green, P.E., Ph.D. is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining industry since 1962, working as a consultant to financial managers, and various US and Canadian public mining companies.  He was a co-founder, and served as an officer and director of both Bull Run Gold Mines and Yamana Resources.  He was the President, CEO and Chairman of Mines Management, Inc., a U.S. public company from 1964 until 2003.

Eberhard A. Schmidt, Ph.D. has more than 35 years experience in exploring, evaluating and developing precious and base metal properties in the Western United States and Mexico.  He managed regional exploration offices for Cyprus Mines, Amoco Minerals and Meridian Minerals in Spokane and for Minera Hecla in Mexico.  Dr. Schmidt received his Ph.D. in Structural and Economic Geology from the University of Arizona and is a past president of the Northwest Mining Association.

Matthew J. Hughes is a geologist with seventeen years of experience in the discovery, exploration and mining of precious metal projects in Argentina, the United States, China, Brazil and Uzbekistan. He has worked as the chief geologist for Mundoro Mining, Inc., and a senior geologist and consultant for Yamana Resources, Minas Buenaventura, and Silver Standard Resources.  Mr. Hughes has been the vice president of exploration for Platero Resources, chief mine geologist for Kinross Candelaria Mining Co., and exploration geologist for NERCO Exploration.  He received his Bachelor of Science degree from the University of Oregon.

Randal L. Hardy is the former President and CEO of Sunshine Minting, Inc., a precious metal custom minting and manufacturing firm.  He was also Treasurer of the publicly-traded Sunshine Mining and Refining Company and has extensive experience in all aspects of corporate financial management, debt and equity issuance, and public reporting.  He received his Bachelor of Business Administration degree from Boise State University.

Board Committees

The entire board performs the function of the Audit, Compensation and Nominating Committees.  Directors are currently nominated by the total Board of Directors.  The Company has adopted charters for the Audit, Compensation and Nominating Commitees. The charters are posted on the Company’s website at www.huntmountain.com and are attached to the 8-K filed with the Securities and Exchange Commission on May 12, 2006 as Exhibit 99.1 – 99.3.

The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statement, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  Dr. William Green and Dr. Eberhard Schmidt are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards. Tim Hunt is not deemed to be an independent director as defined by the same rule. Dr. William Green is deemed to be a financial expert for the purpose of compliance with the Sarbanes – Oxley Act. The Audit Committee charter is attached to this Information Statement as Exhibit 99.1.

Appointment of Auditors

The Audit Committee has appointed the firm of LeMaster & Daniels PLLC as the Corporation's independent auditors for fiscal year ended December 31, 2006.  LeMaster & Daniels PLLC has served as the Corporation's independent auditors since 2002.  No representative of LeMaster & Daniels PLLC is expected to be present at the Annual Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting.  Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of LeMaster & Daniels PLLC to our shareholders for ratification. It is intended that LeMaster & Daniels PLLC will continue as the independent auditors for HMR.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004 and for services rendered by the Company’s principal accountant relating to the preparation of quarterly financial statements for inclusion in the Company’s quarterly reports on Form 10QSB were $11,465 and $9,000 respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit of the Company’s financial statements.

Tax Fees

The Company incurred fees totaling $1,025 and $600 during the fiscal years ended December 31, 2005 and 2004, respectively, for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees during the fiscal years ended December 31, 2005 and 2004, respectively, for services rendered by the Company’s principal accountant relating all other services.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table sets forth the compensation paid by the Company to its Chief Executive Officer and executive officers whose total annual salary and bonus exceeded $100,000 during the past three calendar years ("Executive Officers"). No officer or Executive Officer of the Company received compensation in excess of $100,000 during the past three calendar years. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

                  Long-Term Compensation

                                                        Annual Compensation

          Awards

        Payouts

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

Name

Other

Restricted

Securities

and

Annual

Stock

Underlying

LTIP

All Other

Principal

Year

Salary

Bonus

Comp.

Awards(1)

Options/

Payouts

Comp.

Position

 ($)

 ($)

 ($)

($)

SARs(#)

($)

($)

Greg Lipsker

2003

$0

$0

$0

$0

-0-

$0

$0

President

2004

$0

$0

$0

$0

-0-

$0

$0

Tim Hunt

2005

$0

$0

$0

$0

-0-

$0

$0

President and Director

Option Grants in the Last Fiscal Year

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number of Exercisable Options at Dec. 31, 2005
	10,000	$0.15	4.24	10,000
	150,000(1)	$0.25	5.00	0
	20,000	$0.34	4.58	20,000
	10,000	$0.37	4.26	10,000
TOTALS	190,000	$0.26	4.88	40,000
(1) Includes options granted during the year ended December 31, 2005 which will vest ratably in 2006, 2007, and 2008.

None of the Named Executive Officers, or our directors or officers exercised any options in respect of our common shares during the most recently completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Please refer to information contained within Item 12. Certain Relationships and Related Transactions of the Company’s 2005 Form 10-KSB.

Director Compensation

The Directors received no compensation for their services in 2005.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

ELECTION OF DIRECTORS

The nominees for Directors, together with certain information with respect to them, are as follows:

Name

Age

Year First Became A Director

Tim Hunt

Director since 2005, President 2005 to present

William R. Green

Director since 1993

Eberhard A. Schmidt

Director since 2005

Tim Hunt is a general partner of HFLP and is the founder and president of Spokane, Washington-based Huntwood Industries, the largest building products manufacturer in Eastern Washington with over 800 employees.  Mr. Hunt has significant experience in raising capital and negotiating private equity placements for numerous companies

William R. Green, P.E., Ph.D. is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining industry since 1962, working as a consultant to financial managers, and various US and Canadian public mining companies.  He was a co-founder, and served as an officer and director of both Bull Run Gold Mines and Yamana Resources.  He was the President, CEO and Chairman of Mines Management, Inc., a U.S. public company from 1964 until 2003.

Eberhard A. Schmidt, Ph.D. has more than 35 years experience in exploring, evaluating and developing precious and base metal properties in the Western United States and Mexico.  He managed regional exploration offices for Cyprus Mines, Amoco Minerals and Meridian Minerals in Spokane and for Minera Hecla in Mexico.  Dr. Schmidt received his Ph.D. in Structural and Economic Geology from the University of Arizona and is a past president of the Northwest Mining Association.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for 2007 Special Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy materials for the 2007 Special Meeting of Shareholders which are received by the Company at its principal executive offices no later than February 27, 2007 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials).  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company's Annual Report to Shareholders, consisting of the Corporation's Form 10-KSB for the year ended December 31, 2005 is being mailed to all Shareholders with this Information Statement.  In addition, a Shareholder of record may obtain a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company.  The Annual Report on Form 10-KSB is not part of the proxy solicitation materials for the Annual Meeting.

Other Business

As of the date of this Information Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, such matters will be voted upon by the shares represented at the meeting.

By Order of the Board of Directors,

/s/ Tim Hunt

Tim Hunt, President and Chairman

Exhibits:

99.1  Audit Committee Charter

9